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                                                                Exhibit 23




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Corporation's previously filed Form S-8 Registration Statements Nos. 33-5524, 33-22850, 2-77932, 2-97291, 33-625, 33-
45410 and 33-50960.




                                        /s/ Arthur Andersen & Co.

                                        ARTHUR ANDERSEN & CO.



St. Louis, Missouri,
April 25, 1994